UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

SPRING BANK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Parkwood Drive, Suite 210 Hopkinton, MA 01748
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 473-5993

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common stock, $0.0001 par value	SBPH	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 24, 2020, Spring Bank Pharmaceuticals, Inc. (the “Company”) held its 2020 annual meeting of stockholders. At the meeting, the stockholders: (1) re-elected David Arkowitz and Kurt Eichler to the Company’s Board of Directors, each as a Class II director for a term of three years to serve until the 2023 annual meeting of stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal (the “Election of Directors”); (2) approved an amendment to the Company’s Amended and Restated 2015 Stock Incentive Plan (the “Approval of an Amendment to the Company’s Amended and Restated 2015 Stock Incentive Plan”); and (3) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Ratification of Selection of Independent Registered Public Accounting Firm”). A more complete description of these matters is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2020.

The numbers of votes cast in favor, against or withheld by the stockholders and, where applicable, the numbers of abstentions and broker nonvotes on each of the foregoing matters are set forth below.

1.Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
David Arkowitz	5,388,113	842,172	3,643,280
Kurt Eichler	5,240,356	989,929	3,643,280

2.Approval of an Amendment to the Company’s Amended and Restated 2015 Stock Incentive Plan

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
5,444,751	615,161	170,373	3,643,280

3.Ratification of Selection of Independent Registered Public Accounting Firm

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
9,283,505	321,922	268,138	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1Spring Bank Pharmaceuticals, Inc. Amended and Restated 2015 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer

Date: June 25, 2020